SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) August 18, 2004
                                                         ---------------


                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



                       Delaware                          91-1313292
                       --------                          ----------
           (State or other jurisdiction of            (I.R.S. Employer
            incorporation or organization)          Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                            -------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 18, 2004 the Partnership announced an increase in its quarterly distribution to $.15 per unit. A copy of that press release is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Press release of the registrant dated August 18, 2004

SIGNATURES
----------

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    POPE RESOURCES, A DELAWARE LIMITED
                                    PARTNERSHIP


DATE: August 18, 2004               BY:     /s/ Thomas M. Ringo
                                            -------------------
                                            Thomas M. Ringo
                                            Vice President and Chief Financial
                                            Officer, Pope Resources, A Delaware
                                            Limited Partnership, and Pope MGP,
                                            Inc., General Partner